SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2002

                      Fortune Diversified Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


  0-19049                                                         74-2504501
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  (Commission                                               (IRS Employer
  File Number)                                           Identification No.)

                6809 Corporate Drive, Indianapolis, Indiana 46278
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 1.  Changes in Control of the Registrant

Robert J. Kingston acquired 8,000,000 restricted shares of Fortune Diversified Industries, Inc., a Delaware corporation ("FDVI") common stock as a part of a transaction pursuant to the terms of a Stock Purchase Agreement by and among FDVI, Kingston Sales Corporation, an Indiana corporation, ("KSC") and Robert J. Kingston, effective July 31, 2002 (described in Item 2 below). Mr. Kingston acquired the shares, in part, in return for 1,000 shares of the common stock, no par value, of KSC, constituting all of the outstanding shares of KSC's capital stock.

Messrs. Fisbeck, Fortune and Kingston are considered members of a group deemed to beneficially own 69,343,817 shares of FDVI common stock representing 94.3% of the outstanding common stock of FDVI. Individually, each person has sole dispositive and voting power over the following shares of common stock: John F. Fisbeck, 18,857,024 (or 25.7%), Carter M. Fortune, 42,486,793 (or 57.8%) and
Robert J. Kingston, 8,000,000 (or 10.9%).

John F. Fisbeck, Carter M. Fortune and Robert J. Kingston are considered members in a "group" within the meaning of Rule 13d-5(b)(1). Although Messrs. Fisbeck, Fortune and Kingston have taken ownership of the FDVI stock in their individual names and Mr. Kingston has individually supplied his ownership in KSC in consideration for the acquisition of his FDVI common stock, Messrs. Fisbeck, Fortune and Kingston may be considered to be acting together for the purpose of acquiring and holding the stock since Messrs. Fisbeck and Fortune previously signed Stock Purchase Agreements to initially acquire control of FDVI and Mr. Kingston's acquisition of shares was not in the ordinary course of his business and may be deemed to have arisen in a transaction having the purpose or effect of influencing control of FDVI, under Rule 13d-5(b)(2)(ii).

Mr. Kingston will continue as president of KSC under the terms of an employment agreement, dated July 31, 2002 and incorporated into the Stock Purchase Agreement as Exhibit A.

A Lease was entered into by Kingston Design, LLC, a Company controlled by Mr. Kingston and KSC. Said lease is for the facility in which KSC currently operates, and was incorporated into the Stock Purchase Agreement as Exhibit B.

Mr. Kingston was elected to the Board of Director's of FDVI by shareholder's Messrs. Fisbeck and Fortune without a meeting by written consent pursuant to
Section 228 of the General Corporation Law of the State of Delaware in lieu of holding a meeting. Such election was agreed to in writing in a document entitled Voting Agreement, dated July 31, 2002, which is Exhibit C of the Stock Purchase Agreement.

Mr. Kingston was granted Piggy-Back Registration Rights as part of a Registration Rights Agreement, Exhibit D of the Stock Purchase Agreement, dated July 31, 2002 by and between Fortune Diversified Industries, Inc. and Robert J. Kingston.

Mr. Fisbeck entered into a written Guaranty, Exhibit E of the Stock Purchase Agreement, dated July 31, 2002, in consideration of Mr. Kingston entering into the Purchase Agreement and agreeing to close the transactions contemplated therein, to which he guaranteed FDVI's payment and performance of its obligations arising under and with respect to the Put Option.

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Mr. Fortune entered into a written Guaranty, Exhibit F of the Stock Purchase
Agreement, dated July 31, 2002 in consideration of Mr. Kingston entering into the Purchase Agreement and agreeing to close the transactions contemplated therein, to which he guaranteed FDVI's payment and performance of its obligations arising under and with respect to the Put Option.

It is anticipated that Messrs. Fisbeck and Fortune will enter into an arrangement whereby Mr. Fisbeck will indemnify and hold harmless Mr. Fortune for a percentage of any losses which Mr. Fortune may suffer as a result of Mr. Fortune's guarantee of the loan held by the Registrant with Merrill Lynch Business Financial Services, Inc. Such indemnification and hold harmless agreement is anticipated to be on a pro-rata basis of the relative shareholdings in FDVI of Mr. Fortune and Mr. Fisbeck. No indemnification agreement has been executed as of the date of this report; however, such agreement, when executed, could constitute an arrangement which may at a subsequent date result in a change of control under Item 403(c) of Regulation S-K.

The foregoing description of certain provisions of the Agreements, copies of which are filed as exhibits hereto and incorporated herein by reference, are not intended to be complete and are qualified in their entirety by reference to the full text of such Agreements.

Item 2.  Acquisition or Disposition of Assets.

Fortune Diversified Industries, Inc., a Delaware corporation ("FDVI"), acquired from Robert J. Kingston 1,000 shares of the common stock, no par value, of Kingston Sales Corporation, an Indiana corporation ("KSC"), constituting all of the outstanding shares of KSC's capital stock, pursuant to the terms of a Stock Purchase Agreement by and among FDVI, KSC and Robert J. Kingston, effective July 31, 2002. KSC is an industry-leading manufacturers' representative and distributor for prominent national companies in the electronic, sound, security, and video markets. KSC offers the latest technology in TVs, sound systems, electronic locking devices, wire, cable and fiber optics, and intercom systems. FDVI intends for KSC, as a wholly-owned subsidiary of FDVI, to continue to operate as it did prior to the acquisition.

The purchase price for the Shares was $3,250,000 in cash, of which $3,000,000 was paid at closing with cash to Mr. Kingston. Subject to the following contingencies, FDVI shall pay to Mr. Kingston the remaining amount of $250,000 (the "Post-Closing Payment") on or before December 15, 2004. The payment of the full Post-Closing Payment amount is contingent upon KSC attaining a cumulative EBIT, as defined in the Stock Purchase Agreement, of at least $2,325,000 during the period September 1, 2002 to August 31, 2004. If KSC does not attain a cumulative EBIT of at least $2,325,000 during the period September 1, 2002 to August 31, 2004 but does attain a cumulative EBIT of at least $2,125,000, FDVI shall pay to Mr. Kingston a Post-Closing Payment in the amount of $150,000 on or before December 15, 2004. If KSC does not attain a cumulative EBIT of at least $2,125,000 during the period September 1, 2002 to August 31, 2004, but does attain a cumulative EBIT of at least $1,925,000, FDVI shall pay to Mr. Kingston a Post-Closing Payment in the amount of $100,000 on or before December 15, 2004. If KSC does not attain a cumulative EBIT of at least $1,925,000 during the period September 1, 2002 to August 31, 2004, FDVI shall not pay to Mr. Kingston any Post-Closing Payment. Notwithstanding the foregoing, FDVI shall not pay any Post-Closing Payment amount if Mr. Kingston exercises the Put Option with respect to twenty-five percent (25%) or more of the FDVI Stock; provided, however, that if Seller exercises the Put Option with respect to twenty-five percent (25%) or more of the

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FDVI stock and Seller remains employed by KSC, FDVI or any Affiliate of KSC or
FDVI for a period of three (3) years following Closing, then notwithstanding Mr. Kingston's exercise of the Put Option, FDVI shall pay to Mr. Kingston the Post-Closing Payment amount earned under the immediately preceding sentence (if any) within thirty (30) days following the third anniversary of Closing. As used in this Agreement, "Affiliate" shall have the meaning specified in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended. In addition, at Closing, FDVI issued to Mr. Kingston, eight million (8,000,000) shares of FDVI's common stock valued at a bid price of $.12 per share on July 31, 2002

Also as part of the stock purchase agreement, subject to the limitations and restrictions described below, Mr. Kingston may, in his sole discretion, sell any or all of the FDVI Stock to FDVI and FDVI shall purchase any of the FDVI Stock offered by Mr. Kingston if any of the following conditions are met (the "Put Option"): 1) If during the period September 1, 2002 to August 31, 2004, Cumulative Company EBITDA, as defined in the Stock Purchase Agreement, is greater than $1,600,000: Buyer shall have a cash put at $.125 per share; 2) If during the period September 1, 2002 to August 31, 2004, Cumulative Company EBITDA is greater than $2,000,000: Buyer shall have a cash put at $.175 per share; 3) If during the period September 1, 2002 to August 31, 2004, Cumulative Company EBITDA is greater than $2,400,000: Buyer shall have a cash put at $.225 per share; 4) If during the period September 1, 2002 to August 31, 2004, Cumulative Company EBITDA is greater than $3,000,000: Buyer shall have a cash put at $.300 per share. Mr. Kingston may only exercise the Put Option during the period October 15, 2004 to November 30, 2004. In addition, Mr. Kingston may only exercise the Put Option if the average bid price per share during the period October 1, 2004 to October 31, 2004 is less than the proposed put price, or if the FDVI stock is not listed on the OTC Bulletin Board, the New York Stock Exchange, NASDAQ or another nationally-recognized securities market or exchange during the period October 1, 2004 to October 31, 2004. Any closing on a sale of FDVI Stock to FDVI shall occur within ninety (90) days of FDVI's receipt of written notice from Mr. Kingston requesting exercise of his put option.

FDVI is accounting for this acquisition as a purchase.

The source of the funds used for the acquisition ($3,000,000) was from a loan held by the Registrant with Merrill Lynch Business Financial Services, Inc.

The foregoing description of certain provisions of the Agreements, copies of which are filed as exhibits hereto and incorporated herein by reference, are not intended to be complete and are qualified in their entirety by reference to the full text of such Agreements.


Item 7.     Financial Statements and Exhibits

(a) and (b) It is impracticable to provide the required financial statements for the acquired business described in Item 2 at this time. The registrant will file the required financial statements as they are available which is anticipated to be not later than 60 days after the required filing date of this Form 8-K.


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(c)     Exhibits

Exhibit Number      Description
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Exhibit 7.1    Stock Purchase Agreement, dated as of July 31, 2002, between
               Fortune Diversified Industries, Inc. and Jeffrey J. Kingston and Kingston Sales Corp.
Exhibit 7.2 Employment Agreement entered into on July 31, 2002 by and between Kingston Sales Corp. and Robert J. Kingston, Exhibit A to the Stock Purchase Agreement

Exhibit 7.3 Lease entered into by Kingston Design, LLC and Kingston Sales Corp., Exhibit B to the Stock Purchase Agreement, dated July 31, 2002
Exhibit 7.4    Voting Agreement, dated July 31, 2002 by John F. Fisbeck
               Carter Fortune, and Robert J. Kingston to elect Kingston to the Board of Directors of FDVI, Exhibit C to the Stock Purchase Agreement
Exhibit 7.5 Registration Rights Agreement, entered into July 31, 2002 by and between Fortune Diversified Industries, Inc., and Robert
               J. Kingston, Exhibit D to the Stock Purchase Agreement
Exhibit 7.6 Guaranty dated July 31, 2002, by John F. Fisbeck in favor of Robert J. Kingston, Exhibit E of the Stock Purchase Agreement.
Exhibit 7.7 Guaranty dated July 31, 2002, by Carter Fortune in favor of Robert J. Kingston, Exhibit E of the Stock Purchase Agreement.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
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                                  (Registrant)

DATE:     August 15, 2002

                                        By:  /s/ Douglas E. May
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                                             Douglas E. May,
                                             Vice President of Finance
                                             and Chief Financial Officer







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